ANNUAL REPORT
TEMPLETON EMERGING
MARKETS FUND, INC.

                                                                 AUGUST 31, 2001


[FRANKLIN TEMPLETON INVESTMENTS LOGO]

[PHOTO OF MARK MOBIUS]

MARK MOBIUS
President
Templeton Emerging
Markets Fund, Inc.

Mark Mobius has been living in emerging market countries since earning his Ph.D. in economics and political science at Massachusetts Institute of Technology in 1964. During his extensive travels, he has acquired a thorough knowledge of business practices and customs unique to developing nations.

SHAREHOLDER LETTER


--------------------------------------------------------------------------------
Your Fund's Goal: Templeton Emerging Markets Fund seeks long-term capital appreciation by investing primarily in emerging country equity securities.
--------------------------------------------------------------------------------

Dear Shareholder:

This annual report for Templeton Emerging Markets Fund covers the fiscal year ended August 31, 2001. After experiencing varying levels of economic recovery in the first half of the reporting period, many emerging markets began to struggle against a growing trend of fewer exports, decreasing business investment and increasingly wary consumers. Other constraining factors included generally rising unemployment and lower industrial production in the face of falling demand. Most foreign government central banks moved to stimulate foundering economies with monetary easing policies, but remained hamstrung by these and other factors. Although some of the problems were endemic to emerging markets, much of the general deceleration began as ripple effects from the U.S. and other major economies that weakened during the year under review.


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 11.


CONTENTS


Shareholder Letter ............................................................1

Performance Summary ...........................................................8

Important Notice to Shareholders ..............................................9

Financial Highlights & Statement of Investments ..............................10

Financial Statements .........................................................17

Notes to Financial Statements ................................................20

Independent Auditors' Report .................................................23


[FUND CATEGORY PYRAMID GRAPHIC]

GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
8/31/01

[PIE CHART]

Asia                                                                       35.2%

Latin America                                                              16.6%

Mid-East/Africa                                                            15.4%

Europe                                                                     11.8%

Short-Term Investments & Other Net Assets                                  21.0%


Although Asia's economies are not completely dependent on the U.S., slowing U.S. growth and falling demand for Asian exports nonetheless contributed to declines in most Asian economic growth rates in terms of gross domestic product (GDP) during the latter half of the reporting period. In fact some economies, such as Hong Kong's and Thailand's, actually contracted in 2001's second quarter. Companies in most Asian markets did, however, continue to expand trade relations, creating greater independence from U.S. influence. As further signs of progress, many Asian governments moved to abandon their pegged exchange rates, decreased their short-term debt and built up large current account surpluses and foreign exchange reserves, all of which help to provide cushion from an economic downturn.

In Latin America, declining exports and capital investment squelched economic progress. Argentina entered its fourth year of recession amid uncertainties about its debt burden and the sustainability of the peso's peg to the U.S. dollar. Concerns about the possible repercussions of Argentina's difficulties that might affect capital flows into Brazil put significant downward pressure on the real and depressed Brazilian equity valuations. Energy rationing further dampened Brazil's economic activities, and led its Central Bank to lower the 2001 GDP growth forecast to 2.8% from 4.3%.(1) The bright spot, however, was Mexico, where foreign direct investment remained strong and GDP growth, although slowing in line with that of the U.S., improved substantially. The proposed takeover of Banacci by Citigroup was also a highlight, and would mean a fresh inflow of approximately US$6.5 billion into Mexico.(2) We believe that other companies may follow Banacci's path of improving


1. Source: Brazilian Finance Ministry, Brazilian Macroeconomic Outlook Report, 6/29/01.

2.    Source: Business Wire, 5/17/01.

corporate governance, which would benefit minority and majority shareholders alike.

In South Africa, economic growth slowed as a result of a greater-than-expected 5.8% decline in agricultural production between first quarter 2001 and fourth quarter 2000, and second quarter 2001 GDP eventually fell to an annualized rate of 2.3% compared to 2.9% one year earlier.(3) Finally, in Eastern Europe aspirations of convergence to European Monetary Union standards continued to push most markets to strive toward positive change. However, questions about Turkey's ability to raise funds and support its financial system caused unease in the markets.

Decelerating growth in both developed and emerging markets, continued weakness in the technology sector and investor concerns over the actual delivery of company earnings took a toll on stock markets across the globe. Most markets fell during the year under review and the Morgan Stanley Capital International (MSCI(R)) Emerging Markets Free Index, a leading benchmark of emerging market performance, returned -27.82% in U.S. dollar terms for the 12 months under review.(4) Within this environment, the Fund posted one-year cumulative total returns of -9.17% in market price terms and -21.55% in net asset value terms as of August 31, 2001, as shown in the Performance Summary on page 8.

During the 12-month reporting period, our value-focused investment strategy led us to divest our holdings in the


TOP 10 COUNTRIES
Based on Equity Investments
8/31/01

                                                                      % OF TOTAL
                                                                      NET ASSETS
--------------------------------------------------------------------------------
South Africa                                                               14.0%

Mexico                                                                     11.1%

Thailand                                                                    5.3%

Turkey                                                                      4.8%

Indonesia                                                                   4.7%

South Korea                                                                 4.7%

Hong Kong                                                                   4.5%

Brazil                                                                      4.1%

China                                                                       4.1%

Russia                                                                      2.9%


3.    Source: South Africa Central Statistical Office.

4. Source: Standard & Poor's Micropal. The unmanaged MSCI Emerging Markets Free Index is a market-capitalization weighted index comprising 26 of the 48 countries in the MSCI universe. "Free" denotes investment opportunities in the developing world available to foreign investors. The index includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

Shanghai B share market and accumulate positions in China H (Hong Kong-listed Chinese companies) and red chip (Hong Kong-registered firms with significant exposure to China) share markets as we deemed them undervalued. We also reduced our positions in Korea, Singapore and Hong Kong, allowing us to take advantage of the value found in China-related shares. We believe that China's imminent entry into the World Trade Organization (WTO) and the hosting of the Olympic Games in 2008 could lead to greater opportunities for Chinese companies' earnings growth. We sold all positions in Israel due to continued regional tensions, and exited Greece by selling the Fund's investment in telecommunications company Hellenic Telecom, which we deemed overvalued at that time. Finally, we significantly reduced our exposure to Brazil due to political uncertainty surrounding upcoming elections and the contagion emanating from Argentina's bleak situation. As a result, the Fund's cash levels rose to 21% at period-end. While our objective is always to be fully invested, short-term investments will typically increase when we are adjusting the portfolio.

In terms of industry exposure, banking stocks dominated the portfolio at period-end (10.0% of total net assets), followed by oil and gas (9.6%) and diversified telecommunication services (7.3%). Although we are value oriented investors focusing on companies rather than top-down analyses of economies or sectors, we also take into account prospects of industries and economies but do not intentionally over- or underweight any sector or country.

Due to the aforementioned portfolio changes and varying performances of individual stocks, the following holdings fell out of the Fund's top 10 list during the Fund's fiscal year: South

Africa's Sasol and Anglo American, Grupo Financiero Banamex (Mexico) and Korea Electric Power (South Korea). South Africa's Remgro and South African Breweries, Kimberly Clark (Mexico) and PT Telekomunikasi Indonesia (Indonesia) replaced them as of August 31, 2001.

Recent tragic events in New York have impacted financial markets worldwide and are sure to cause short-term volatility. Although this emphasizes the unexpected risks all investors must face in both developed and emerging markets, history shows us that sustained calm assessment of investment opportunities and purchases of stocks when there is excessive selling often result in enhanced portfolio performance. We will continue this process to ensure that the portfolio contains what we believe are the very best investment bargains found in emerging markets.

Looking forward, we are optimistic about the Fund's long-term prospects. Lately, we have seen governments of many nations making positive efforts to provide new stimulus to their respective stock markets. For example, in Taiwan, the Finance Ministry announced important reforms that include the relaxation of some qualified foreign institutional investors (QFII) requirements. These changes reduced the initial required investment from US$1 billion to US$200 million and lowered from three years to one year the requirement for companies' experience in asset management. In our view, this continued deregulation and simplification of QFII requirements was positive news for foreign investors and Taiwan's stock market.

We believe government actions such as these could support the long-term performance of some emerging markets and help


TOP 10 EQUITY HOLDINGS
8/31/01

COMPANY                                                               % OF TOTAL
INDUSTRY, COUNTRY                                                     NET ASSETS
--------------------------------------------------------------------------------
Cemex SA                                                                    4.8%
Construction Materials, Mexico

South African Breweries PLC                                                 3.3%
Beverages, South Africa

Kimberly Clark
de Mexico SA de CV, A                                                       2.7%
Paper & Forest Products, Mexico

Telefonos de Mexico SA de CV
(Telmex), ADR                                                               2.4%
Diversified Telecommunication
Services, Mexico

PT Telekomunikasi Indonesia
(Persero), B                                                                2.1%
Diversified Telecommunication
Services, Indonesia

Remgro Ltd.                                                                 1.9%
Industrial Conglomerates,
South Africa

Cheung Kong Holdings Ltd.                                                   1.5%
Real Estate, Hong Kong

Banco Bradesco SA, pfd.                                                     1.5%
Banks, Brazil

Samsung Electronics Co. Ltd.                                                1.4%
Semiconductor Equipment &
Products, South Korea

Barloworld Ltd.                                                             1.4%
Industrial Conglomerates,
South Africa

increase investor confidence. Although volatility in one market may affect the performance of another, it should be noted that each country's internal situation differs. The movement of a country's stock market is dependent on a wide range of factors, including political and financial stability, implementation of reforms, ability to attract foreign investments, corporate governance standards, positive economic performances and appropriate fiscal and monetary policies. The list is really endless.

While emerging market economies' growth rates are decelerating, they are still growing at roughly 2.6 times the rate of developed countries. Moreover, we continue to find stocks with solid fundamentals trading at what we consider to be appealing valuations. Although many emerging markets have fallen to historically low levels, we believe good upside potential still exists in some countries. Furthermore, many countries have embarked on key reform efforts, providing impetus for investors to return. Thus, we believe that we continue to position the Fund to benefit from any expected recovery.

It is important to note that investing in foreign securities involves special risks, such as adverse economic, social and political developments in the countries where the Fund invests, as well as market and currency volatility. Emerging markets securities involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, the consequences of severe market corrections. For example, Hong Kong's equity market has increased 651% in the last 15 years, but has suffered 7 quarterly declines of more than 15% each during that time.(5) While short-term volatility can be disconcerting, declines exceeding 50% are not unusual in emerging markets.

Thank you for your continued participation in Templeton Emerging Markets Fund. We welcome your comments and suggestions.

Sincerely,


/s/ MARK MOBIUS


Mark Mobius
President
Templeton Emerging Markets Fund, Inc.







5. Source: Hong Kong's Hang Seng Index. Based on quarterly percentage price change over 15 years ended 6/30/01. Market return is measured in U.S. dollars and does not include reinvested dividends. The unmanaged Hang Seng Index is a capitalization-weighted index of 33 companies that represent approximately 70% of the total market capitalization of the Stock Exchange of Hong Kong. The components of the index are divided into four subindexes: Finance, Utilities, Properties and Commerce & Industry.

--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of August 31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 8/31/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of the Fund's operating expenses. All total returns include reinvested distributions according to the terms specified in the Fund's dividend reinvestment and cash purchase plan and do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases.


PRICE AND DISTRIBUTION INFORMATION

                                         CHANGE              8/31/01    8/31/00
--------------------------------------------------------------------------------
Net Asset Value                          -$2.58               $8.86     $ 11.44
Market Price (NYSE)                      -$0.9625             $8.35     $9.3125

DISTRIBUTIONS (9/1/00 - 8/31/01)
Dividend Income                           $0.1029

PERFORMANCE

                                                  1-YEAR     5-YEAR     10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)
   Based on change in
   net asset value                                -21.55%     -1.87%    +119.66%

   Based on change in
   market price                                    -9.17%    -12.92%     +93.57%

Average Annual Total Return(1)
   Based on change in
   net asset value                                -21.55%     -0.38%      +8.19%

   Based on change in
   market price                                    -9.17%     -2.73%      +6.83%

Templeton Emerging Markets Fund, Inc. paid distributions derived from long-term capital gains of 10.29 cents ($0.1029) per share in January 2001. The Fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).


1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated.

--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


For updated performance figures, please call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

IMPORTANT NOTICE TO SHAREHOLDERS

--------------------------------------------------------------------------------
NAMES RULE. The U.S. Securities and Exchange Commission adopted new Rule 35d-1 under the Investment Company Act of 1940, as amended (the "Names Rule"), requiring a fund with a name suggesting a focus in a particular type of investment, in a particular industry, or in a particular geographic region, to invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the type of investment, industry or geographic region suggested by its name.

Consistent with the Names Rule, in July 2001, the Fund's Board of Directors adopted a non-fundamental investment policy to invest, under normal circumstances, at least 80% of the Fund's net assets in "emerging country equity securities," effective July 31, 2002. In accordance with the Names Rule, the Fund has also adopted a non-fundamental policy to provide shareholders with 60 days' advance notice of any change to the foregoing 80% investment policy. The Fund's current non-fundamental investment policy is to invest at least 75% of its total assets in "emerging country equity securities."

SHARE REPURCHASE PROGRAM. On November 28, 2000, the Board of Directors of the Fund authorized management to implement an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, shares of the Fund's common stock in open-market transactions, at the discretion of management. This authorization remains in effect.
--------------------------------------------------------------------------------

TEMPLETON EMERGING MARKETS FUND, INC.
Financial Highlights

                                                                                YEAR ENDED AUGUST 31,
                                                               --------------------------------------------------------
                                                                 2001        2000        1999        1998        1997
                                                               --------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(For a share outstanding throughout the year)
Net asset value, beginning of year.........................      $11.44      $11.60      $10.85      $20.67      $17.26
                                                               --------------------------------------------------------
Income from investment operations:
 Net investment income.....................................         .12         .13         .13         .26         .27
 Net realized and unrealized gains (losses)................       (2.60)       (.16)       5.17       (7.64)       4.27
                                                               --------------------------------------------------------
Total from investment operations...........................       (2.48)       (.03)       5.30       (7.38)       4.54
                                                               --------------------------------------------------------
Less distributions from:
 Net investment income.....................................        (.10)       (.10)       (.29)       (.26)       (.21)
 Net realized gains........................................          --        (.03)      (4.26)      (2.18)       (.92)
                                                               --------------------------------------------------------
                                                                   (.10)       (.13)      (4.55)      (2.44)      (1.13)
                                                               --------------------------------------------------------
Net asset value, end of year...............................       $8.86      $11.44      $11.60      $10.85      $20.67
                                                               ========================================================
Market Value, end of year(a)...............................     $8.3500     $9.3125    $12.2500     $9.1875    $23.1250
                                                               ========================================================
Total Return (based on market value per share).............     (9.17)%    (23.10)%      99.91%    (54.35)%      33.81%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)............................    $156,378    $201,965    $204,804    $182,352    $342,002
Ratios to average net assets:
 Expenses..................................................       1.67%       1.68%       1.63%       1.70%       1.67%
 Net investment income.....................................       1.28%       1.09%       1.18%       1.58%       1.38%
Portfolio turnover rate....................................      63.64%      81.66%      45.00%      40.51%      12.60%

+Based on average weighted shares outstanding effective year ended August 31, 1999.
(a) Based on the last sale on the New York Stock Exchange.
                       See Notes to Financial Statements.
 10

TEMPLETON EMERGING MARKETS FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 2001

                                                                                                 SHARES/
                                                                    INDUSTRY                     WARRANTS          VALUE
----------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 79.0%
ARGENTINA 1.0%
*BBVA Banco Frances SA, ADR......................                    Banks                            5,200     $     70,824
*Capex SA, A.....................................              Electric Utilities                    26,514           63,375
Grupo Financiero Galicia SA......................                    Banks                          192,000          195,860
*Molinos Rio de la Plata SA, B...................                Food Products                      113,832          146,289
Quilmes Industrial SA, B, ADR....................                  Beverages                         74,135        1,081,630
                                                                                                                ------------
                                                                                                                   1,557,978
                                                                                                                ------------
AUSTRIA 2.9%
BBAG Oesterreichische Brau-Beteiligungs AG.......                  Beverages                          7,607          309,214
Erste Bank Der Oester Sparkassen AG..............                    Banks                           34,970        1,857,294
Mayr-Melnhof Karton AG...........................            Containers & Packaging                  11,710          575,980
OMV AG...........................................                  Oil & Gas                         17,768        1,726,929
*Telekom Austria AG..............................    Diversified Telecommunication Services          11,660           76,364
                                                                                                                ------------
                                                                                                                   4,545,781
                                                                                                                ------------
BRAZIL 4.1%
Aracruz Celulose SA, ADR.........................           Paper & Forest Products                   8,180          140,287
Banco Bradesco SA, pfd. .........................                    Banks                      530,951,001        2,393,547
Centrais Eletricas Brasileiras SA (Eletrobras)...              Electric Utilities                94,818,000        1,356,665
Centrais Eletricas Brasileiras SA (Eletrobras),
  B, pfd. .......................................              Electric Utilities               140,896,770        1,767,423
Companhia Paranaense de Energia-Copel, B,
  pfd. ..........................................              Electric Utilities                81,895,000          589,092
Duratex SA, pfd. ................................              Building Products                  8,256,910          137,561
                                                                                                                ------------
                                                                                                                   6,384,575
                                                                                                                ------------
*CHILE
Madeco Manufacturera de Cobre SA, ADR............               Metals & Mining                      12,204           52,477
                                                                                                                ------------
CHINA 4.1%
Beijing Capital International Airport Co.
  Ltd. ..........................................        Transportation Infrastructure              232,000           56,514
Beijing Datang Power Generation Co. Ltd., H......              Electric Utilities                   842,000          283,373
*Beijing North Star..............................                 Real Estate                        80,000           14,052
China Eastern Airline Corp. Ltd., H..............                   Airlines                      7,056,000          859,407
China Petroleum & Chemical Corp., H..............                  Oil & Gas                      8,540,000        1,248,186
China Resources Enterprise Ltd. .................                 Distributors                      834,000          973,025
China Shipping Development Co. Ltd., H...........                    Marine                         712,000          111,367
*China Southern Airlines Co. Ltd., H.............                   Airlines                      2,918,000          776,282
PetroChina Co. Ltd., H...........................                  Oil & Gas                      7,844,000        1,599,010
Sinopec Beijing Yanhua Petrochemical Co. Ltd. ...                  Chemicals                        536,000           43,981
Sinopec Shanghai Petrochemical Co. Ltd. .........                  Chemicals                      3,374,000          281,174
Sinopec Zhenhai Refining & Chemical Co. Ltd.,
  H..............................................                  Oil & Gas                        718,000          107,703
Tsingtao Brewery Co. Ltd., H.....................                  Beverages                         30,000            8,654
                                                                                                                ------------
                                                                                                                   6,362,728
                                                                                                                ------------

TEMPLETON EMERGING MARKETS FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (CONT.)

                                                                                                 SHARES/
                                                                    INDUSTRY                     WARRANTS          VALUE
----------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
COLOMBIA .4%
Cementos Argos SA................................            Construction Materials                 205,928     $    498,197
Compania Nacional de Chocolates SA...............                Food Products                       62,837          168,312
                                                                                                                ------------
                                                                                                                     666,509
                                                                                                                ------------
CROATIA .5%
Pliva D D, GDR, Reg S............................               Pharmaceuticals                      77,600          787,640
                                                                                                                ------------
CZECH REPUBLIC .8%
CEZ AS...........................................              Electric Utilities                   542,650        1,119,839
Philip Morris CR AS..............................                   Tobacco                             435           72,692
                                                                                                                ------------
                                                                                                                   1,192,531
                                                                                                                ------------
EGYPT 1.4%
*Al Ahram Beverages Co., GDR.....................                  Beverages                         41,817          365,899
Commercial International Bank Ltd. ..............                    Banks                          115,385        1,010,575
*Orascom Telecom.................................     Wireless Telecommunication Services            48,900          211,788
Suez Cement Co...................................            Construction Materials                  61,450          529,402
                                                                                                                ------------
                                                                                                                   2,117,664
                                                                                                                ------------
ESTONIA .4%
Hansabank Ltd. ..................................                    Banks                           77,150          680,471
                                                                                                                ------------
FINLAND .2%
Hartwall OYJ, A..................................                  Beverages                         19,700          375,783
                                                                                                                ------------
HONG KONG 4.5%
Beijing Enterprises Holdings Ltd. ...............           Industrial Conglomerates                144,000          148,619
Cheung Kong Holdings Ltd. .......................                 Real Estate                       261,000        2,409,293
China Merchants Holdings International Co.
  Ltd. ..........................................           Industrial Conglomerates              1,113,000          706,345
China Travel International Investment Hong Kong
  Ltd. ..........................................         Hotels Restaurants & Leisure              548,000          104,685
Citic Pacific Ltd. ..............................           Industrial Conglomerates                760,000        1,685,684
Cosco Pacific Ltd. ..............................        Transportation Infrastructure            2,066,000        1,099,246
Hang Lung Development Co. Ltd. ..................                 Real Estate                       953,000          928,588
Jiangsu Expressway Co. Ltd. .....................        Transportation Infrastructure              120,000           23,385
                                                                                                                ------------
                                                                                                                   7,105,845
                                                                                                                ------------
HUNGARY 1.7%
Egis RT..........................................               Pharmaceuticals                       6,612          277,074
Gedeon Richter Ltd. .............................               Pharmaceuticals                      15,000          864,956
Matav RT.........................................    Diversified Telecommunication Services         228,439          579,269
Mol Magyar Olay-Es Gazipari RT...................                  Oil & Gas                         65,150          961,365
                                                                                                                ------------
                                                                                                                   2,682,664
                                                                                                                ------------
INDIA 1.1%
Bajaj Auto Ltd. .................................                 Automobiles                         4,800           25,965
BSES Ltd. .......................................              Electric Utilities                    40,160          154,157

TEMPLETON EMERGING MARKETS FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (CONT.)

                                                                                                 SHARES/
                                                                    INDUSTRY                     WARRANTS          VALUE
----------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
INDIA (CONT.)
Grasim Industries Ltd. ..........................           Industrial Conglomerates                131,442     $    750,340
Hindustan Petroleum Corporation Ltd. ............                  Oil & Gas                         66,291          180,915
ICICI Bank Ltd. .................................                    Banks                           16,800           37,812
Tata Power Co. Ltd. .............................              Electric Utilities                    71,998          178,468
Videsh Sanchar Nigam Ltd. .......................    Diversified Telecommunication Services          56,326          337,669
Zee Telefilms Ltd. ..............................                    Media                           37,500           92,199
                                                                                                                ------------
                                                                                                                   1,757,525
                                                                                                                ------------
INDONESIA 4.7%
PT Gudang Garam..................................                   Tobacco                         418,500          576,102
PT Hanjaya Mandala Sampoerna.....................                   Tobacco                         143,500          272,832
*PT Indocement Tunggal Prakarsa..................            Construction Materials                 576,000           82,866
PT Indofoods Sukses Makmur TBK...................                Food Products                   10,582,750          955,284
PT Indosat TBK...................................    Diversified Telecommunication Services       1,392,500        1,453,385
PT Semen Gresik TBK..............................            Construction Materials                 569,111          571,519
PT Telekomunikasi Indonesia (Persero), B.........    Diversified Telecommunication Services       9,975,460        3,320,463
PT Timah TBK.....................................               Metals & Mining                   1,014,000          165,901
                                                                                                                ------------
                                                                                                                   7,398,352
                                                                                                                ------------
MALAYSIA .7%
Genting Bhd. ....................................         Hotels Restaurants & Leisure              365,893        1,011,020
Public Bank Bhd. ................................                    Banks                           30,000           19,500
Tanjong PLC......................................         Hotels Restaurants & Leisure               16,000           31,158
                                                                                                                ------------
                                                                                                                   1,061,678
                                                                                                                ------------
MEXICO 11.1%
Cemex SA.........................................            Construction Materials               1,465,261        7,508,896
DESC SA de CV DESC, B............................           Industrial Conglomerates                371,900          191,836
*Grupo Carso SA de CV............................           Industrial Conglomerates                196,000          561,916
*Grupo Financiero Bancomer SA de CV..............                    Banks                          558,500          469,435
Grupo Mexico SA de CV, B.........................               Metals & Mining                     295,732          595,735
Kimberly Clark de Mexico SA de CV, A.............           Paper & Forest Products               1,344,600        4,197,996
Telefonos de Mexico SA (Telmex), ADR.............    Diversified Telecommunication Services         103,912        3,788,632
                                                                                                                ------------
                                                                                                                  17,314,446
                                                                                                                ------------
PERU
Credicorp Ltd. ..................................                    Banks                            6,400           59,200
                                                                                                                ------------
PHILIPPINES 1.7%
*Philippine National Bank........................                    Banks                          679,360          712,662
San Miguel Corp., B..............................                  Beverages                      1,769,090        1,925,186
                                                                                                                ------------
                                                                                                                   2,637,848
                                                                                                                ------------

TEMPLETON EMERGING MARKETS FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (CONT.)

                                                                                                 SHARES/
                                                                    INDUSTRY                     WARRANTS          VALUE
----------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
POLAND 2.3%
*Elektrim SA.....................................             Electrical Equipment                  148,298     $    719,791
*Orbis SA........................................         Hotels Restaurants & Leisure               46,300          188,550
Polski Koncern Naftowy Orlen SA..................                  Oil & Gas                        477,850        2,013,858
Telekomunikacja Polska SA........................    Diversified Telecommunication Services         227,006          696,024
                                                                                                                ------------
                                                                                                                   3,618,223
                                                                                                                ------------
RUSSIA 2.9%
GUM Trade House..................................               Multiline Retail                     27,000           41,850
Lukoil Holdings, ADR.............................                  Oil & Gas                         34,849        1,489,795
Mosenergo, ADR...................................              Electric Utilities                   186,160          632,944
Rostelecom, ADR..................................    Diversified Telecommunication Services         160,320          657,312
Rostelecom, pfd. ................................    Diversified Telecommunication Services          95,500           28,340
Unified Energy Systems...........................              Electric Utilities                13,537,800        1,463,436
*Vimpel Communications, ADR......................     Wireless Telecommunication Services            13,300          232,883
                                                                                                                ------------
                                                                                                                   4,546,560
                                                                                                                ------------
SINGAPORE 2.9%
Cycle & Carriage Ltd. ...........................               Specialty Retail                     84,306          167,499
DBS Group Holdings Ltd. .........................                    Banks                           40,000          314,671
First Capital Corp. Ltd. ........................                 Real Estate                        24,000           15,022
Fraser and Neave Ltd. ...........................                  Beverages                        444,700        1,966,230
Keppel Corp. Ltd. ...............................            Diversified Financials                 887,000        1,629,859
Sembcorp Marine Ltd. ............................                  Machinery                         38,000           17,893
Singapore Telecommunications Ltd. ...............    Diversified Telecommunication Services         236,000          273,741
United Industrial Corp. Ltd. ....................                 Real Estate                       326,000          149,756
                                                                                                                ------------
                                                                                                                   4,534,671
                                                                                                                ------------
SLOVAK REPUBLIC .1%
Slovnaft AS......................................                  Oil & Gas                          7,600          111,367
                                                                                                                ------------
SOUTH AFRICA 14.0%
ABSA Group Ltd. .................................                    Banks                           26,700          123,537
Anglo American PLC...............................               Metals & Mining                      41,780          602,731
Barloworld Ltd. .................................           Industrial Conglomerates                320,244        2,214,986
Firstrand Ltd. ..................................                    Banks                        1,023,000        1,035,252
*Imperial Holdings Ltd. .........................               Specialty Retail                     82,933          678,888
Johnnic Holdings Ltd. ...........................            Diversified Financials                     500            3,025
Liberty Group Ltd. ..............................                  Insurance                        137,959          929,651
Nampak Ltd. .....................................            Containers & Packaging                  18,000           26,693
Nedcor Ltd. .....................................                    Banks                           17,792          310,709
Old Mutual PLC...................................                  Insurance                        815,760        1,635,803
Remgro Ltd. .....................................           Industrial Conglomerates                421,300        2,983,920
Reunert Ltd. ....................................      Electronic Equipment & Instruments           187,000          380,476
Sanlam Ltd. .....................................                  Insurance                      1,203,000        1,527,112
Sasol Ltd. ......................................                  Oil & Gas                        236,000        2,189,476

TEMPLETON EMERGING MARKETS FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (CONT.)

                                                                                                 SHARES/
                                                                    INDUSTRY                     WARRANTS          VALUE
----------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
SOUTH AFRICA (CONT.)
South African Breweries PLC......................                  Beverages                        692,348     $  5,125,431
Tiger Brands Ltd. ...............................                Food Products                      213,333        1,556,519
Tongaat-Hulett Group Ltd. .......................                Food Products                       98,681          559,021
                                                                                                                ------------
                                                                                                                  21,883,230
                                                                                                                ------------
SOUTH KOREA 4.7%
Cheil Jedang Corp. ..............................                Food Products                       25,780          776,932
Hyundai Motor Co. Ltd. ..........................                 Automobiles                        17,580          293,115
Kookmin Bank.....................................                    Banks                           25,350          341,307
Korea Electric Power Corp. ......................              Electric Utilities                    17,842          316,338
Pohang Iron & Steel Co. Ltd. ....................               Metals & Mining                       4,150          293,992
Samsung Electro-Mechanics Co. ...................      Electronic Equipment & Instruments            10,930          310,147
Samsung Electronics Co. Ltd. ....................      Semiconductor Equipment & Products            14,947        2,223,037
Samsung Fire & Marine Insurance Co. Ltd. ........                  Insurance                          9,000          264,892
*Samsung Heavy Industries Co. Ltd. ..............                  Machinery                        428,448        1,274,444
Samsung SDI Co. Ltd. ............................      Electronic Equipment & Instruments            10,866          450,801
SK Corp. ........................................                  Oil & Gas                         55,520          564,978
SK Telecom Co. Ltd. .............................     Wireless Telecommunication Services             1,340          236,008
                                                                                                                ------------
                                                                                                                   7,345,991
                                                                                                                ------------
TAIWAN .7%
Asustek Computer Inc. ...........................           Computers & Peripherals                  53,000          193,397
China Motor Co. Ltd. ............................                 Automobiles                           650              407
Formosa Plastic..................................                  Chemicals                        238,000          251,578
Hon Hai Precision Industry Co. Ltd. .............      Electronic Equipment & Instruments             3,000           11,599
Ritek Corp. .....................................           Computers & Peripherals                  25,800           28,243
*Siliconware Precision Industries Co. Ltd. ......      Semiconductor Equipment & Products           237,000          150,999
*Taiwan Semiconductor Manufacturing Co. .........      Semiconductor Equipment & Products            81,000          150,130
*Yageo Corp. ....................................      Electronic Equipment & Instruments           386,000          282,821
                                                                                                                ------------
                                                                                                                   1,069,174
                                                                                                                ------------
THAILAND 5.3%
*American Standard Sanitaryware Public Co. Ltd.,
  fgn. ..........................................              Building Products                     13,300           34,694
*Bangkok Bank Public Co. Ltd., fgn. .............                    Banks                          734,800          808,388
Electricity Generating Public Co. Ltd., fgn. ....              Electric Utilities                   112,100          110,612
*Land and House Public Co. Ltd., fgn. ...........              Household Durables                   399,749          362,708
*Land And House Public Company Ltd., wts.,
  5/10/08........................................              Household Durables                   199,874           63,474
PTT Exploration & Production Public Co. Ltd.,
  fgn. ..........................................                  Oil & Gas                        332,700          882,974
*Shin Corporations Public Co. Ltd., fgn. ........     Wireless Telecommunication Services           250,400        1,147,347
*Siam Cement Public Co. Ltd. ....................            Construction Materials                  70,165          744,862
*Siam Cement Public Co. Ltd., fgn. ..............            Construction Materials                  86,065        1,171,351
*Siam Commercial Bank, 144A, 5.25%, fgn., cvt.
  pfd. ..........................................                    Banks                        2,538,300        1,165,943
Siam Makro Public Co. Ltd., fgn. ................               Multiline Retail                    140,100          142,213
*Thai Farmers Bank Public Co. Ltd., fgn. ........                    Banks                        2,586,100        1,305,222

TEMPLETON EMERGING MARKETS FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (CONT.)

                                                                                                 SHARES/
                                                                    INDUSTRY                     WARRANTS          VALUE
----------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
THAILAND (CONT.)
*Total Access Communication Public Co. Ltd. .....    Diversified Telecommunication Services         101,700     $    174,924
*United Communications Industry Public Co. Ltd.,
  fgn. ..........................................           Communications Equipment                201,000          119,684
                                                                                                                ------------
                                                                                                                   8,234,396
                                                                                                                ------------
TURKEY 4.8%
Akbank...........................................                    Banks                      857,498,755        1,877,049
Anadolu Efes Biracilik Ve Malt Sanayii AS........                  Beverages                      1,365,000           49,301
Arcelik AS, Br...................................              Household Durables               109,393,500          694,435
Haci Omer Sabanci Holding AS.....................            Diversified Financials             163,315,996          566,035
KOC Holding AS...................................            Diversified Financials              54,431,332        1,092,201
Tupras-Turkiye Petrol Rafineleri AS..............                  Oil & Gas                     85,248,200        1,990,472
*Turkcell Iletisim Hizmetleri AS.................     Wireless Telecommunication Services        78,182,336          279,528
*Yapi Ve Kredi Bankasi AS........................                    Banks                      402,000,000          909,303
                                                                                                                ------------
                                                                                                                   7,458,324
                                                                                                                ------------
TOTAL LONG TERM INVESTMENTS (COST
  $140,738,268)..................................                                                                123,543,631
                                                                                                                ------------
(a)Short Term Investments (Cost $32,421,669)
  20.7%
Franklin Institutional Fiduciary Trust Money
  Market Portfolio...............................                                                32,421,669       32,421,669
                                                                                                                ------------
TOTAL INVESTMENTS (COST $173,159,937) 99.7%......                                                                155,965,300
OTHER ASSETS, LESS LIABILITIES .3%...............                                                                    412,559
                                                                                                                ------------
TOTAL NET ASSETS 100.0%..........................                                                               $156,377,859
                                                                                                                ============

*Non-income producing.
(a)The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers Inc., an affiliate of Franklin Resources Inc.
                       See Notes to Financial Statements.
 16

TEMPLETON EMERGING MARKETS FUND, INC.
Financial Statements
STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 2001

Assets:
 Investments in securities, at value (cost $173,159,937)....    $155,965,300
 Cash.......................................................         203,854
 Receivables:
  Investment securities sold................................       1,586,239
  Dividends and interest....................................         415,648
                                                                ------------
      Total assets..........................................     158,171,041
                                                                ------------
Liabilities:
 Payables:
  Investment securities purchased...........................       1,393,928
  To affiliates.............................................         199,742
 Other liability............................................          70,733
 Accrued expenses...........................................         128,779
                                                                ------------
      Total liabilities.....................................       1,793,182
                                                                ------------
Net assets, at value........................................    $156,377,859
                                                                ============
Net assets consist of:
 Undistributed net investment income........................    $  1,668,883
 Net unrealized depreciation................................     (17,265,370)
 Accumulated net realized loss..............................     (32,819,465)
 Capital shares.............................................     204,793,811
                                                                ------------
Net assets, at value........................................    $156,377,859
                                                                ============
Net asset value per share ($156,377,859 / 17,656,437 shares
  outstanding)..............................................           $8.86
                                                                ============

                       See Notes to Financial Statements.

TEMPLETON EMERGING MARKETS FUND, INC.
Financial Statements (continued)
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 2001

Investment Income:
 (net of foreign taxes of $383,853)
 Dividends..................................................    $  4,514,493
 Interest...................................................         444,523
                                                                ------------
      Total investment income...............................                    $  4,959,016
Expenses:
 Management fees (Note 3)...................................       2,106,453
 Administrative fees (Note 3)...............................         252,774
 Transfer agent fees........................................         110,000
 Custodian fees.............................................         208,200
 Registration and filing fees...............................          36,700
 Professional fees..........................................          58,528
 Directors' fees and expenses...............................          35,600
                                                                ------------
      Total expenses........................................                       2,808,255
                                                                                ------------
            Net investment income...........................                       2,150,761
                                                                                ------------
Realized and unrealized losses:
 Net realized loss from:
  Investments...............................................     (28,180,589)
  Foreign currency transactions.............................        (411,319)
                                                                ------------
      Net realized loss.....................................                     (28,591,908)
 Net unrealized depreciation on:
  Investments...............................................     (17,258,385)
  Translation of assets and liabilities denominated in
    foreign currencies......................................         (70,733)
                                                                ------------
      Net unrealized depreciation...........................                     (17,329,118)
                                                                                ------------
Net realized and unrealized loss............................                     (45,921,026)
                                                                                ------------
Net decrease in net assets resulting from operations........                    $(43,770,265)
                                                                                ============

                       See Notes to Financial Statements.
 18

TEMPLETON EMERGING MARKETS FUND, INC.
Financial Statements (continued)
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED AUGUST 31, 2001 AND 2000

                                                                    2001               2000
                                                                -------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................    $  2,150,761       $  2,344,394
  Net realized gain (loss) from investments and foreign
   currency transactions....................................     (28,591,908)         6,673,232
  Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign
   currencies...............................................     (17,329,118)        (9,487,022)
                                                                -------------------------------
    Net decrease in net assets resulting from operations....     (43,770,265)          (469,396)

 Distributions to shareholders from:
  Net investment income.....................................      (1,816,847)        (1,820,379)
  Net realized gains........................................              --           (549,115)
                                                                -------------------------------
 Total distributions to shareholders........................      (1,816,847)        (2,369,494)
    Net decrease in net assets..............................     (45,587,112)        (2,838,890)

Net assets:
 Beginning of year..........................................     201,964,971        204,803,861
                                                                -------------------------------
 End of year................................................    $156,377,859       $201,964,971
                                                                ===============================

Undistributed net investment income included in net assets:
 End of year................................................    $  1,668,883       $  1,727,654
                                                                ===============================

                       See Notes to Financial Statements.

TEMPLETON EMERGING MARKETS FUND, INC.
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Emerging Markets Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a closed-end, diversified investment company. The Fund seeks long-term capital appreciation by investing primarily in emerging country equity securities. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. FOREIGN CURRENCY CONTRACTS:

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

TEMPLETON EMERGING MARKETS FUND, INC.
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

d. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

e. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

f. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL SHARES

On November 29, 2000, the Board of Directors of the Fund authorized management to implement an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, shares of the Fund's common stock in open-market transactions, at the discretion of management.

At August 31, 2001, there were 30 million shares authorized ($0.01 par value). During the years ended August 31, 2000 and 2001, there were no share transactions.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Asset Management Ltd. (TAML) and Franklin Templeton Services, LLC (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays an investment management fee to TAML of 1.25% per year of the Fund's average daily net assets. Management fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The Fund pays an administrative fee monthly to FT Services at an annual rate of 0.15% per year of the Fund's average daily net assets.

TEMPLETON EMERGING MARKETS FUND, INC.
Notes to Financial Statements (continued)

4. INCOME TAXES

At August 31, 2001, the net unrealized depreciation based on the cost of investments for income tax purposes of $176,897,486 was as follows:

Unrealized appreciation.....................................  $ 10,896,912
Unrealized depreciation.....................................   (31,829,098)
                                                              ------------
Net unrealized depreciation.................................  $(20,932,186)
                                                              ============

Net investment income and net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of passive foreign investment companies, wash sales, foreign currency transactions and losses realized subsequent to October 31 on the sale of securities and foreign currencies.

At August 31, 2001, the Fund had deferred capital and currency losses occurring subsequent to October 31, 2000 of $25,355,976 and $299,663 respectively. For tax purposes, such losses will be reflected in the year ending August 31, 2002.

At August 31, 2001, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
  2008......................................................  $1,056,614
  2009......................................................   2,373,131
                                                              ----------
                                                              $3,429,745
                                                              ==========

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended August 31, 2001 aggregated $97,972,398 and $125,913,855, respectively.

TEMPLETON EMERGING MARKETS FUND, INC.
INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of Templeton Emerging Markets Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton Emerging Markets Fund, Inc. (the "Fund") at August 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the two years in the period ended August 31, 1998 were audited by other independent accountants whose report dated September 29, 1998 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP
San Francisco, California
September 26, 2001

TEMPLETON EMERGING MARKETS FUND, INC.

Tax Designation

At August 31, 2001, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

The following table provides a breakdown by country of foreign source income and foreign taxes paid, as designated by the Fund to shareholders in November 2001.

                                                               FOREIGN TAX      FOREIGN SOURCE
COUNTRY                                                       PAID PER SHARE   INCOME PER SHARE
-----------------------------------------------------------------------------------------------
Argentina...................................................     $0.0000           $0.0039
Austria.....................................................      0.0011            0.0033
Brazil......................................................      0.0037            0.0129
China.......................................................      0.0000            0.0020
Colombia....................................................      0.0000            0.0016
Croatia.....................................................      0.0000            0.0006
Czech Republic..............................................      0.0002            0.0007
Egypt.......................................................      0.0000            0.0037
Estonia.....................................................      0.0001            0.0001
Finland.....................................................      0.0000            0.0001
Greece......................................................      0.0000            0.0012
Hong Kong...................................................      0.0000            0.0063
Hungary.....................................................      0.0003            0.0007
India.......................................................      0.0000            0.0011
Indonesia...................................................      0.0018            0.0055
Israel......................................................      0.0009            0.0017
Malaysia....................................................      0.0004            0.0008
Mexico......................................................      0.0017            0.0186
Pakistan....................................................      0.0008            0.0025
Philippines.................................................      0.0005            0.0009
Poland......................................................      0.0005            0.0014
Russia......................................................      0.0003            0.0010
Singapore...................................................      0.0024            0.0049
Slovak Republic.............................................      0.0000            0.0001
South Africa................................................      0.0003            0.0266
South Korea.................................................      0.0025            0.0070
Taiwan......................................................      0.0009            0.0002
Thailand....................................................      0.0002            0.0017
Turkey......................................................      0.0000            0.0066
United Kingdom..............................................      0.0001            0.0025
Venezuela...................................................      0.0000            0.0008
                                                              ---------------------------------
TOTAL.......................................................     $0.0187           $0.1210
                                                              =================================

In January 2002, shareholders will receive Form 1099-DIV which will include their share of taxes withheld and foreign source income distributed during the calendar year 2001. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

TEMPLETON EMERGING MARKETS FUND, INC.
Annual Meeting of Shareholders, February 26, 2001

An Annual Meeting of Shareholders of the Fund was held at the Tower Club, Bank of America Building, One Financial Plaza, Ft. Lauderdale, Florida, on February 26, 2001. The purpose of the meeting was to elect four Directors of the Fund; to ratify the selection of PricewaterhouseCoopers LLP, as the Fund's independent auditors for the fiscal year ending August 31, 2001; and to authorize the proxyholders, in their discretion, to vote upon such other matters that may properly come before the meeting or any adjournments of the meeting. At the meeting, the following persons were elected by the shareholders to serve as Directors of the Fund: Harmon E. Burns, Andrew H. Hines, Jr., Charles B. Johnson and Constantine D. Tseretopoulos.* Shareholders also ratified the selection of PricewaterhouseCoopers LLP, to serve as the Fund's independent auditors for the fiscal year ending August 31, 2001. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. The election of four (4) Directors:

                                                   % OF                 % OF                               % OF
   TERM EXPIRING 2004:         FOR          OUTSTANDING SHARES      VOTED SHARES      WITHHELD      OUTSTANDING SHARES
----------------------------------------------------------------------------------------------------------------------
Harmon E. Burns...........  14,536,196            82.33%               97.37%         393,052             2.22%
Andrew H. Hines, Jr.......  14,534,689            82.32%               97.36%         394,559             2.23%
Charles B. Johnson........  14,563,296            82.48%               97.55%         365,952             2.07%
Constantine D.
  Tseretopoulos...........  14,542,080            82.36%               97.41%         387,168             2.19%

                                % OF
   TERM EXPIRING 2004:      VOTED SHARES
Harmon E. Burns...........     2.63%
Andrew H. Hines, Jr.......     2.64%
Charles B. Johnson........     2.45%
Constantine D.
  Tseretopoulos...........     2.59%

2. The ratification or rejection of the selection of PricewaterhouseCoopers LLP as independent auditors of the Fund for the fiscal year ending August 31, 2001:

                              SHARES               % OF                 % OF
                              VOTED         OUTSTANDING SHARES      VOTED SHARES
--------------------------------------------------------------------------------
For.......................  14,680,345            83.14%                98.33%
Against...................     158,944             0.90%                 1.07%
Abstain...................      89,959             0.51%                 0.60%
--------------------------------------------------------------------------------
Total.....................  14,929,248            84.55%               100.00%

3. The transaction of any other business that may properly come before the meeting or any adjournments thereof:

                              SHARES               % OF                 % OF
                              VOTED         OUTSTANDING SHARES      VOTED SHARES
--------------------------------------------------------------------------------
For.......................  13,206,104            74.79%               88.45%
Against...................     913,207             5.17%                6.12%
Abstain...................     809,937             4.59%                5.43%
--------------------------------------------------------------------------------
Total.....................  14,929,248            84.55%              100.00%

*Harris J. Ashton, Nicholas F. Brady, Frank J. Crothers, S. Joseph Fortunato, Edith E. Holiday, Betty P. Krahmer, Gordon S. Macklin and Fred R. Millsaps, are Directors of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.

TEMPLETON EMERGING MARKETS FUND, INC.
Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

Shareholders must affirmatively elect to participate in the Plan; Stock dividends and capital gains distributions will be reinvested automatically; Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938, will provide additional Plan information upon request.

Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional payments to Mellon Securities Trust Company (the "Plan Agent"), in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Securities Trust Co." and sent to Mellon Investor Services, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attn: Templeton Emerging Markets Fund, Inc. The Plan Agent shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Agent sent to Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Agent; or, if the participant wishes, the Plan Agent will sell the participant's shares and send the proceeds, less a service charge of $5.00 and less trading fees.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

TEMPLETON EMERGING MARKETS FUND, INC.

SHAREHOLDER INFORMATION

Shares of Templeton Emerging Markets Fund, Inc. are traded on the New York Stock Exchange under the symbol "EMF." The Fund's shares are also listed and traded on the Pacific Exchange. Information about the net asset value and the market price is published each Monday in the Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about dividends and shareholder accounts, call 1-800/416-5585. Registered shareholders can now access their Fund account on-line with Investor ServiceDirect(SM). For information go to Mellon Investor Services' web site at https://vault.mellon-investor.com/isd and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. pacific time any business day at 1-800/DIAL BEN(R) (1-800/342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of the Reports to Shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list, by writing Templeton Emerging Markets Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.

ANNUAL REPORT

AUDITORS
PricewaterhouseCoopers LLP
333 Market Street
San Francisco, CA 94105

TEMPLETON EMERGING
MARKETS FUND, INC.
100 Fountain Parkway
P.O. Box 33030
St. Petersburg, FL 33733-8030

TRANSFER AGENT
Mellon Investor Services LLC
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
1-800/416-5585
www.mellon-investor.com

FUND INFORMATION
1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.


TLEMF A2001 10/01                     [RECYCLED LOGO] Printed on recycled paper